Exhibit 99.3

Third Quarter 2005 Earnings Call

Cautionary Statement

Safe Harbor

This presentation contains forward-looking statements about the future operating results of Main Street Banks, Inc. (“Main Street”). These forward-looking statements involve risks and uncertainties. Factors that could cause Main Street’s actual results to differ materially from the forward-looking statements are set forth in Main Street’s reports filed with the SEC.

2

Agenda

Welcome and introduction of participants

Company and market overview

Recent developments at Main Street

Announcement of third quarter results

Presentation of third quarter financials

Asset quality review

Capital planning and earnings guidance

Guiding strategies and future opportunities

Questions and answers

3

Call Participants

Executive Position

Sam Hay President and CEO

David Brooks EVP and Chief Financial Officer

John Monroe EVP and Chief Credit Officer

Max Crowe EVP and Chief Banking Officer

Gary Austin EVP, Risk Management

Rick Blair EVP, Administration and Operations

4

Company Overview

Largest community bank in metro Atlanta ($2.5b end of 3Q)

Significant historical and continued future investment in franchise

Returning to strong historical growth coupled with high operating performance

Asset quality returned to historical levels

24 banking centers in 19 high-growth communities

Investment portfolio only 14% of assets

Total deposits represent 83% of total interest bearing funding* $60mm core deposits per banking center**

*Excludes Trust Preferred Securities

**Excludes impact of new banking center opened in September 2005

5

Market Overview

Atlanta population growing at three times average U.S. rate

MSBK franchise located in fastest growing Atlanta markets

Projected change in population (2005-2010)

20.00%

15.00%

10.00%

5.00%

0.00%

5.30%

U.S.

16.61%

Atlanta

18.24%

MSBK franchise

Four counties in Atlanta MSA are among the nation’s ten fastest growing

2nd wealthiest MSA in southeast with median income >$62k

#1 MSA in southeast for projected median income growth >21% (2005-2010)

Last 5 years Atlanta MSA home price appreciation ranked only 165th in U.S.

6

Recent Developments

Hired Bob Doby as Treasurer and Bill O’Halloran as Interim Controller bringing over 50 years of combined banking experience

Named Terence Lewis as EVP, Banking Fee Income with responsibility for all banking fee businesses

Opened the Galleria Banking Center – prime corner location in one of Atlanta’s most dynamic markets (signature 13,000 square foot facility)

Announced plans for High Performance Business Checking

New Suwanee Banking Center continues on track in 2nd wealthiest city in metro Atlanta – opening 2006

Presented at SunTrust Robinson Humphrey Sunbelt Community Bank Conference in September

Participating in Sterne Agee 2005 Southeast Bank Symposium in Birmingham in November

7

Third Quarter Performance

Net income of $8.5 million or $0.39 per diluted share

Net Interest Margin stabilized in expected range at 4.26%

Net Charge-offs returned to low end of expected range at 0.21% annualized

Non-Interest Income was strong with the absence of SBA 504 loan sales in the quarter and with $272 thousand of bond losses

Non-Interest Expense declined as expected

Operating ratios returned to expected levels at 1.42% ROA and 18.4% cash return on tangible equity

Loan and deposit growth is returning to historic levels

8

Net Income ($ in thousands) $9.0 $8.0 $7.0 $6.0 $5.0 $4.0

3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005

Third Qtr. Third Qtr. $ %

2005 2004 Change Change

Net Interest Income $ 22,739 $ 20,833 $ 1,906 9%

Provision Expense 790 1,603 (813) -51%

Net Interest Income after Provision 21,949 19,230 2,719 14%

Non-Interest Income 7,338 7,822 (484) -6%

Non-Interest Expense 16,883 15,494 1,389 9%

Income before Taxes 12,404 11,558 846 7%

Income Tax expense 3,866 3,294 572 17%

Net Income $ 8,538 $ 8,264 $ 274 $ 3%

Average Loans Outstanding ($ Millions) $1,800.0 $1,700.0 $1,600.0 $1,500.0

3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005

Third Qtr. Third Qtr. $ %

AVERAGE LOANS OUTSTANDING 2005 2004 Change Change

Real Estate Mortgage $ 288.0 $ 273.4 $ 14.6 5%

Real Estate Construction 451.5 363.1 88.4 24%

Commercial Real Estate 866.4 810.3 56.1 7%

Commercial and Industrial 127.3 132.9 (5.6) -4%

Consumer 37.9 43.2 (5.3) -12%

Unearned income (3.4) (2.5) (0.9) 36%

Total Average Loans 1,767.7 1,620.4 147.3 9%

Average Deposits ($ Millions) $1,800.0 $1,700.0 $1,600.0 $1,500.0 $1,400.0 $1,300.0

3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005

Third Qtr. Third Qtr. $ %

AVERAGE DEPOSITS 2005 2004 Change Change

Non-interest Bearing Demand $ 250.5 $ 243.9 $ 6.6 3%

Interest Bearing Demand 161.2 154.4 6.8 4%

Money Market 452.6 380.7 71.9 19%

Savings 43.6 47.0 (3.4) -7%

Consumer Time Deposits 481.6 520.2 (38.6) -7%

Total Core Deposits 1,389.5 1,346.2 43.3 3%

Brokered Time Deposits 315.5 238.6 76.9 32%

Total Deposits $ 1,705.0 $ 1,584.8 $ 120.2 8%

Net Interest Income ($ Millions) $23.0 $21.0 $19.0 $17.0 $15.0

3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005

Third Qtr. Third Qtr. $ %

2005 2004 Change Change

Net Interest Income $ 22.7 $ 20.8 $ 1.9 9%

Net Interest Margin 4.26% 4.31% -0.05%

Non-interest Income ($ Thousands) $8,000.0 $7,500.0 $7,000.0 $6,500.0 $6,000.0

3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005

Third Qtr. Third Qtr. $ %

NON-INTEREST INCOME 2005 2004 Change Change

Service Charges on Deposit Accounts $ 2,228.6 $ 2,165.2 $ 63.4 3%

Other Customer Service Fees 404.9 276.9 128.0 46%

Mortgage Banking Revenue 705.6 809.8 (104.2) -13%

Investment Brokerage Revenue 67.8 133.5 (65.7) -49%

Insurance Agency Revenue 2,628.3 2,514.5 113.8 5%

Income from SBA Lending 1,038.8 1,270.4 (231.6) -18%

Other Income 263.6 651.4 (387.8) -60%

Total Non-Interest Income $ 7,337.6 $ 7,821.7 $ (484.1) -6%

Non-interest Expense ($ Thousands) $18,000.0 $17,000.0 $16,000.0 $15,000.0 $14,000.0

3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005

Third Qtr. Third Qtr. $ %

NON-INTEREST EXPENSE 2005 2004 Change Change

Salaries and Other Compensation $ 8,856.4 $ 7,999.8 $ 856.6 11%

Employee Benefits 1,394.0 1,170.2 223.8 19%

Net Occupancy and Equipment 2,089.1 2,090.9 (1.8) 0%

Data Processing Fees 545.6 325.6 220.0 68%

Professional Services 690.0 715.8 (25.8) -4%

Communications and Supplies 958.4 1,027.2 (68.8) -7%

Amortization of Intangible Assets 130.8 122.6 8.2 7%

Other Expense 2,218.7 2,042.1 176.6 9%

Total Non-Interest Expense $ 16,883.0 $ 15,494.2 $ 1,388.8 9%

Net Annualized Charge-Offs as a Percent of Average Loans

0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00%

0.19%

0.24%

0.15%

0.09%

0.11%

.48%

0.34%

0.14%

.56%

0.37%

0.19%

.86%

0.63%

0.23%

0.21%

Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 2003 2003 2004 2004 2004 2004 2005 2005 2005

Core business Net Charge-Offs

Problem Lender’s Portfolio

Non-Performing Assets as a Percentage of Total Assets, Period End

1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

0.64%

0.68%

0.35%

0.41%

0.26%

0.02%

0.60%

0.12%

0.78%

0.05%

0.61%

0.04%

0.65%

Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 2003 2003 2004 2004 2004 2004 2005 2005 2005

Core business Portfolio

Problem Lender’s Portfolio

Asset Quality

Third Fourth First Second Third

Quarter Quarter Quarter Quarter Quarter

2004 2004 2005 2005 2005

Reserve for possible loan losses

as a % of loans, period-end 1.47% 1.48% 1.43% 1.43% 1.40%

Loan Loss Reserve coverage of

Non Performing Loans 5.15 x 2.06 x 1.31 x 2.19 x 2.27 x

Loans 90 days past due and still

accruing as a % of loans, period end 0.12% 0.33% 0.24% 0.13% 0.20%

10 Largest Non-Performing Assets

($000’s)

Convenience Store 1,235 OREO

Grocery store, SBA 1,253 Non-accrual

Hotel, SBA 1,214 Non-accrual

Convenience Store, SBA 997 Non-accrual

Land for subdivision development 765 OREO

Single-Family Residence 717 OREO

Restaurant 716 Non-accrual

Single-Family Residences 672 Non-accrual

Retail Land Outparcel 472 OREO

Office/Industrial Building 468 Non-accrual

8,509

Asset Quality (cont’d)

Charge-offs for quarter returned to typical levels prior to the problem portfolio

NPA’s near upper end of historical range, expect decline in future quarters as OREO is liquidated

Overall past dues as a percentage of outstandings are at a 3+ year low

Outlook is for losses to remain within the range of .20% to .30% annualized

Capital Plan

History

Invested over $23mm in branch structure since 2002

Invested over $4.5mm in internal systems since 2002

Current

Third Quarter 2006 Target Ranges

Tangible E/A 8.17% 6.5%-7.5%

Tier 1 12.02% 9.0%-10.0%

Total 13.26% 11.0%-12.0%

Leverage 10.58% 8.0%-9.0%

Strategies

Utilize Internal Rate of Return on all investing activities

Expected returns greater than 18%

Invest capital to maximize returns among all alternatives

Utilizing cash return on tangible equity as top of company management benchmark

2006 Earnings Guidance

Loan and Deposit growth in mid double digits

Net Charge-offs within expected range of .20% to .30%

Net Interest margin stabilizing in the 4.20% to 4.30% range

Non-interest income growth low double digit range excluding acquisitions

Tight expense management and heavy investment in business model

Core expense growth 3.0% to 5.0% exclusive of new hires, branch openings, new business opportunities

Invest in Insurance business, opportunistic M&A

EPS 2006 $1.68 to $1.75

Guiding Strategies

Constantly measure and manage service quality

Continue to invest in our high growth and highly profitable business model

Manage capital to maximize returns

Preserve informal and entrepreneurial culture

Ensure decentralized structure at point of sale

Strong centralized credit and risk controls

Future Opportunities

Lending to stable commercial and residential RE sectors

Focusing on owner-occupied real estate credits

High expectations for new checking program

Mandating compensating balances on loan relationships

Future growth in high quality employees and recent success in recruiting

Strength in our earnings and business model create optimism for growth

Atlanta housing economy appears in balance

Strength and expected growth in Atlanta MSA provides us with significant growth opportunity

Opportunistic M&A, Banking and Insurance

Third Quarter 2005

Earnings Call